Exhibit 32.2

Section 906 Certification of Chief Financial Officer

CERTIFICATION

In connection with the quarterly report on Form 10-Q for the period ended March 31, 2010 (the “Form 10-Q”) of Eastern Virginia Bankshares, Inc. (the “Company”), I, Ronald L. Blevins, Chief Financial Officer of the Company, hereby certify pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

•

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and the results of operations of the Company as of and for the periods presented in the Form 10-Q.

By:	/s/ Ronald L. Blevins	Date:	May 12, 2010
Ronald L. Blevins
Chief Financial Officer